Exhibit 99.1

GLUCOTRACK ANNOUNCES POSTER PRESENTATION ON CONTINUOUS BLOOD GLUCOSE MONITOR SURVEY DATA AT THE Association of Diabetes Care and Education Specialists (ADCES) 2024 Annual Conference

Market research data shows interest in additional glucose monitoring options for people with diabetes who use insulin

Rutherford, NJ, August 5, 2024 (GLOBE NEWSWIRE) -- Glucotrack, Inc. (Nasdaq: GCTK) (“Glucotrack” or the “Company”), a medical technology company focused on the design, development, and commercialization of novel technologies for people with diabetes, today announced that an emerging science industry poster will be presented at the Association of Diabetes Care and Education Specialists (ADCES) 2024 Annual Conference to be held August 9-12, 2024 in New Orleans, LA.

The Glucotrack poster will present market research data on the acceptance of the Company’s Continuous Blood Glucose Monitor (CBGM) concept among people with type 1 and type 2 diabetes.

“We look forward to sharing our findings on our continuous blood glucose monitor with the diabetes care community at ADCES,” said Paul V. Goode, PhD, CEO of Glucotrack. “This data contributes to the growing body of evidence demonstrating the need for and growing interest in expanding glucose monitoring options.”

The poster will be made available on the Glucotrack website following the poster session at the conference. Presentation details are as follows; times noted are Eastern time:

Poster Title: Evaluating Acceptance of a Continuous Blood Glucose Monitor for Insulin-Requiring People with Diabetes

Poster Session Date / Time: Saturday, August 10, 12:15 PM - 1:15 PM

For more information about Glucotrack’s CBGM, visit glucotrack.com.

# # #

About Glucotrack, Inc.

Glucotrack, Inc. (NASDAQ: GCTK) is focused on the design, development, and commercialization of novel technologies for people with diabetes. The Company is currently developing a long-term implantable continuous blood glucose monitoring system for people living with diabetes.

Glucotrack’s CBGM is a long-term, implantable system that continually measures blood glucose levels with a sensor longevity of 2+ years, no on-body wearable component and with minimal calibration. For more information, please visit http://www.glucotrack.com.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe”, “expect”, “plan” and “will” are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. These statements relate only to events as of the date on which the statements are made, and Glucotrack undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All of the forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results anticipated by Glucotrack will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Readers are cautioned that certain important factors may affect Glucotrack’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Factors that may affect Glucotrack’s results include, but are not limited to, the ability of Glucotrack to raise additional capital to finance its operations (whether through public or private equity offerings, debt financings, strategic collaborations or otherwise); risks relating to the receipt (and timing) of regulatory approvals (including U.S. Food and Drug Administration approval); risks relating to enrollment of patients in, and the conduct of, clinical trials; risks relating to Glucotrack’s future distribution agreements; risks relating to its ability to hire and retain qualified personnel, including sales and distribution personnel; and the additional risk factors described in Glucotrack’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC on March 28, 2024.

Contacts:

Investor Relations:

investors@glucotrack.com

Media:

GlucotrackPR@icrinc.com